UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 18, 2021

Commission File No. 001-40060

Longeveron Inc.

(Exact name of small business issuer as specified in its charter)

Delaware	47-2174146
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

1951 NW 7th Avenue, Suite 520 Miami, Florida	33136
(Address of principal executive offices)	(Zip Code)

(305) 909-0840
(Issuer’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $.001 per share	LGVN	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01. Regulation FD.

On November 18, 2021, Longeveron Inc. (the “Company”) announced today that the U.S. Food and Drug Administration (FDA) has granted Rare Pediatric Disease (RPD) designation for Lomecel-B for the treatment of Hypoplastic Left Heart Syndrome (HLHS), a rare and life-threatening congenital heart defect in infants.

The FDA may grant RPD designation for diseases that primarily affect children ages 18 years old or younger, and fewer than 200,000 individuals in the U.S. Under this program, if the FDA approves Lomecel-B for the treatment of HLHS, Longeveron may be eligible to receive a priority review voucher (PRV) if the application submitted for the product satisfies certain conditions, and under current law, is approved prior to September 30, 2026. Drug companies receiving a PRV can have any subsequent drug or biologic application reviewed and a decision made in six months as opposed to the standard 10 months, potentially accelerating the time to market, or they can sell the PRV to another company. The PRV accelerated review is for patients with serious conditions providing access to a potentially lifesaving or -changing treatment sooner. For companies, it means they can potentially go to market with their product more quickly, and potentially begin generating product revenue.

The information provided under this Form 8-K (including Exhibits 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release of the Company, dated November 18, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Longeveron Inc.

November 18, 2021	By:	/s/ Geoff Green
Geoff Green Chief Executive Officer
(Principal Executive Officer)

Exhibit Index

Exhibit No.	Description
99.1	Press Release of the Company, dated November 18, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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